EXHIBIT 32.2

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Columbia Sportswear Company (the “Company”) on Form 10-Q for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Bryan L. Timm, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of the operation of the Company.

Dated: November 4, 2005

/s/ BRYAN L. TIMM
Bryan L. Timm
Vice President and Chief Financial Officer
Columbia Sportswear Company